BLACKROCK FUNDS V

BlackRock Core Bond Portfolio

(the “Fund”)

Supplement dated September 16, 2025 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated January 28, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Core Bond Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Core Bond Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010*	Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council
Russell Brownback	2025	Managing Director of BlackRock, Inc.
Chi Chen	2022	Managing Director of BlackRock, Inc.
Siddharth Mehta	2025	Director of BlackRock, Inc.
Sam Summers	2025	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Funds — How each Fund Invests — About the Portfolio Management of the Core Bond Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE CORE BOND FUND
The Core Bond Fund is managed by a team of financial professionals. Rick Rieder, Russell Brownback, Chi Chen, Siddharth Mehta and Sam Summers are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Core Bond Fund” is deleted in its entirety and replaced with the following:

Core Bond Fund

The Core Bond Fund is managed by a team of financial professionals. Rick Rieder, Russell Brownback, Chi Chen, Siddharth Mehta and Sam Summers are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010*	Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009.
Russell Brownback	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2017.
Chi Chen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2024; Director of BlackRock, Inc. from 2020 to 2023; Vice President of BlackRock, Inc. from 2018 to 2019.
Siddharth Mehta	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2017.
Sam Summers	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2018 to 2021.

*

Includes management of BlackRock Core Bond Portfolio, a series of BlackRock Funds II (the “Core Bond Predecessor Fund” and collectively with the High Yield Bond Predecessor Fund and the Low Duration Bond Predecessor Fund, the “Predecessor Funds” and each, a “Predecessor Fund”).

Shareholders should retain this Supplement for future reference.